UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): December 13, 2006

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4

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             (Exact name of Registrant as specified in its Charter)

                      P-3: 0-18306         P-3: 73-1336573
   Oklahoma           P-4: 0-18308         P-4: 73-1341929
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(State or other       (Commission         (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      As described in the Current Report on Form 8-K dated December 19, 2006, the Geodyne Institutional/Pension Energy Income Limited Partnership P-3 and Geodyne Institutional/Pension Energy Income Limited Partnership P-4 (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas on December 13, 2006. The Bilbrey N. Fed 7 #1 well failed to attain the minimum bid set forth at auction, but was sold to the high bidder, Raya Energy Corp., on December 22, 2006 following additional negotiations. The P-3 Partnership owned an interest in this well. The combined net proceeds from the December 13, 2006 auction and the sale of the P-3 Partnership's interest in the Bilbrey N. Fed. 7 #1 well are shown below:


                                           Reserves
        Number                              Sold as    Reserve
          of     Location       Number    of 12/31/05   Value
        Wells      of            of       Oil    Gas     Sold      Net
P/ship   Sold   Properties   Purchasers  (Bbls) (Mcf)  12/31/05  Proceeds
------ ------- ------------- ---------- ------ ------- --------  --------
 P-3     30    North Dakota,     16      2,108 240,160 $730,716  $537,366
               New Mexico,
               and Oklahoma
 P-4      5    New Mexico         3        580  64,040  246,033   239,927

      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  February  15,  2007  cash   distributions   paid  by  the
Partnerships.

      This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K as soon as possible.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                           INCOME LIMITED PARTNERSHIP P-3
                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                           INCOME LIMITED PARTNERSHIP P-4


                                    By:   GEODYNE RESOURCES, INC.
                                          General Partner

                                        //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 29, 2006


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